Table of Contents
                                                     Page

Message from the Chairman                               2

Fund Reports

Franklin New York Tax-Exempt
Money Fund                                              4

Franklin New York Insured
Tax-Free Income Fund                                    6

Franklin New York Intermediate-Term
Tax-Free Income Fund                                   14

Statement of Investments                               20

Financial Statements                                   32

Notes to Financial Statements                          35

Report of Independent Auditors                         42



To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional reports may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).



MESSAGE FROM THE CHAIRMAN
                                                              February 15, 1996

Dear Shareholder:

It's a pleasure to bring you the annual report for the Franklin New York Tax-Free Trust covering the fiscal year ended December 31, 1995.

Since our last annual report, the municipal securities market has shown renewed strength as prices rallied in response to declining interest rates and a continued low supply of new bonds. Fixed-income securities, in general, benefited as securities prices rose in response to the Federal Reserve Board's moves in July and December to lower interest rates.

Higher bond prices were welcome after a disappointing 1994 (one of the worst markets in 25 years for fixed-income securities), but performance was not as robust as we had anticipated. Demand for municipal securities was strong in the beginning of 1995, but began to decline in April, due in part to lingering investor concern over the municipal bankruptcy filing of Orange County, California in December 1994, and the media attention regarding a proposed "flat tax." It is probably too early to draw conclusions on how proposed tax reform could impact the municipal bond market, and therefore, we will continue to monitor the situation.

Performance was also somewhat inhibited by a strong U.S. stock market, which encouraged some investors to move assets away from fixed-income securities into equities. Nonetheless, the funds within the Franklin New York Tax-Free Trust performed well, as shown in the Performance Summaries, which begin on page 5.

While striving to provide shareholders with a high level of current income, we also kept a watchful eye on market volatility during this period. One way we seek to reduce a fund's exposure to credit risk is by investing in securities issued by a broad range of cities and counties throughout New York and some U.S. territories, including Puerto Rico. Additionally, we purchase securities from a variety of municipal sectors.

The pages that follow include information relative to each fund's performance. Although each fund in the New York Tax-Free Trust has its own specific investment objective, our fundamental principles are constant: careful selection and full-time professional management.

We believe slow to moderate economic growth and subdued inflation will continue through 1996, which should bode well for fixed-income securities. Furthermore, recent trends in municipal financing indicate that the market's supply and demand fundamentals should be favorable to bond investors, as supply could very likely remain low. The rebound of the municipal securities market in 1995 has reinforced our philosophy that our shareholders should keep a long-term perspective. While your fund may experience volatility from time to time, we believe that the performance of tax-free income funds, including the New York Tax-Free Trust, will be rewarding over the long term.

As always, we appreciate your continued support, welcome your comments, and look forward to serving you in the years to come.

Sincerely,



Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


The New York Economy

New York continued to experience slow economic growth during the reporting period, and is still recovering from the effects of its severe and prolonged recession. While the state is not expected to regain the 560,000 jobs lost during the recession until 1998, it is well on the road to economic recovery as it now has a more realistic budget and tighter spending controls.* Additionally, certain areas within the state have experienced significant growth. For example, a weak dollar boosted tourism in the state, particularly in New York City.

Our positive outlook for New York's economy is supported by a balanced 1996 budget, which is the first in recent history to reduce year-to-year spending. We anticipate the state's fiscal and debt reform, which began in 1993, will continue successfully into 1996.


*Source: Standard & Poor's Creditweek Municipal,
11/20/95


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

Fund Objective:

Seeks to provide shareholders with a high level of current income exempt from regular federal, New York state and New York City personal income taxes, along with preservation of capital and liquidity, by investing in a portfolio of short-term municipal debt securities issued in New York. The fund is managed to maintain a $1.00 share price.*

On December 31, 1995, the fund's seven-day effective yield, which assumes the compounding of daily dividends, was 3.86%, and the fund's seven-day annualized yield was 3.79%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As shown in the chart to the right, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, your fund's annualized yield was equivalent to a taxable yield of 7.14%. If you are in the maximum combined federal and New York state personal income tax bracket of 44.2%, your fund's annualized yield was equivalent to a taxable yield of 6.79%.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*The fund will seek to comply with all federal and state regulations regarding the payment of tax-exempt income dividends. Investors subject to the federal alternative minimum tax may find a small portion of the income dividends subject to such tax. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable. An investment in the fund is neither insured nor guaranteed by the U.S. government. There is no assurance that the $1.00 per share price will be maintained.

During the one-year reporting period, we continued to emphasize liquidity and safety by purchasing only the highest quality securities available to money market portfolios. We anticipated slow economic growth and thus lengthened the fund's average maturity, particularly during the second half of 1995. On December 31, 1995, the fund's average maturity was 37 days, up from 19 days one year earlier. Consequently, we were able to lock in higher yields for an extended period of time, which helped to support the fund's yield.

Looking forward, we will continue to manage the Franklin New York Tax-Exempt Money Fund for high quality and liquidity, avoiding leveraged derivatives or other potentially volatile securities that involve undue risk. Furthermore, we anticipate slow economic growth, subdued inflation and level to declining interest rates. The fund's average maturity will remain relatively long, to protect the fund against a further decline in interest rates.


Performance Summary

New York Tax-Exempt Money Fund
Periods ended December 31, 1995


Seven-day annualized yield                       3.79%

Equivalent taxable annualized yield2             7.14%

Seven-day effective yield1                       3.86%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Equivalent taxable annualized yield assumes the 1995 maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, based on the maximum federal income tax rate of 39.6%.

Annualized and effective yields are for the seven days ended December 31, 1995. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often results in lower yields. Past performance does not guarantee future results.

The fund's manager has agreed in advance to waive all of its management fees which reduces expenses and increases yield. Without these reductions, the fund's annualized and effective yields for the period would have been 3.61% and 3.67%, respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide shareholders with a high level of current income exempt from regular federal, New York state and New York City personal income taxes, along with preservation of capital, by investing primarily in a portfolio of insured New York municipal securities.*+

Normal cash flow from interest payments, bond redemptions and selected securities sales allowed us to participate in the attractive bond yields offered in the first half of 1995. As the year progressed, the Fed lowered the federal funds rate twice, and interest rates began to decline sharply. Bond prices were driven up by falling rates and lack of supply.

Overall, your fund performed well and its Class I shares recorded a cumulative total return of +18.46% for the one-year reporting period ended December 31, 1995. In addition, the Class I share price, as measured by net asset value, increased by $1.25 to $11.41 on December 31, 1995, from $10.16 on December 31, 1994. The distribution rate of the fund's Class I shares was 4.93%.

The bonds in which your fund invests are insured by private municipal bond insurance companies as to the scheduled payment of principal and interest. Because of this insurance, the Franklin New York Insured Tax-Free Income Fund enjoys an "AAAf" rating -- the highest mutual fund rating possible -- from Standard & Poor's Corporation. The rating reflects Standard & Poor's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated investment objectives and policies. The rating does not reflect the yield or the market price of the fund's shares, nor does it imply approval by Standard & Poor's, and is subject to change.

Insured bonds continued to grow as a percentage of bonds coming to market. During 1995, over 43% of new municipal bonds issued in the U.S. were insured, versus 35% in 1994.** In New York alone, 30% of new municipal bonds issued were insured.++



*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
+Fund shares are not insured by any U.S. government agency. Insurance relates only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's share price or insure the value of the shares. Terms of the insurance are more fully described in the prospectus, and no representation is made as to any insurer's ability to meet its commitments.
**Source: Bond Buyer, 1/8/96
++Source: Bond Buyer, 1/30/95, 11/3/95. 1995 data as of 9/30/95.

While lingering concern regarding the municipal bankruptcy of Orange County, California may have contributed to this increased use of insurance, we feel increased competition within the financial insurance industry also played a significant role. Financial guarantors continued to battle for market share, and the premiums they charged for insurance declined to attractive levels. Additionally, two smaller insurers -- Financial Security Assistance (FSA) and Capital Guarantee Insurance Company (CGIC) -- recently combined to form a fourth major insurer, joining MBIA, FGIC and AMBAC. Consequently, the newly combined company can compete more efficiently for major underwritings.

Further affecting the insured municipal market was the narrowing of yield spreads between non-insured and AAA-rated insured bonds during the reporting period. In the declining interest-rate environment, yields available on AAA-rated municipal bonds were attractive relative to lower-quality issues, as investor demand for higher yields pushed up prices (and thus lowered yields) on lower-quality bonds. Overall, this resulted in a much smaller yield difference between the high-quality AAA-rated insured bonds in which your fund invests, and lesser-grade BBB bonds.

Looking forward, there is a growing awareness of the critical need for improvement in the infrastructure sector. Borrowing to fund these improvements should positively impact the supply of New York municipal bonds. Further, the borrowers' willingness to take on these projects will be more feasible based on the lower interest expense. Increased activity in this sector will allow us to continue to find attractive investments without sacrificing high credit quality and income.

  Franklin New York Insured
  Tax-Free Income Fund

  Portfolio Breakdown on 12/31/95
  Based on Total Investments

                                % of Total
  Sector                        Investments

  Utilities                       34.3%

  Education                       16.3%

  Transportation                  15.9%

  Hospitals                       10.9%

  General Obligations             10.5%

  Pre-Refunded                     4.9%

  Health Care                      4.6%

  Industrial                       1.3%

  Other Revenue                    1.3%

For a complete list of portfolio holdings, please see page 23 of this report.


Performance Summary

Class I Shares

The Franklin New York Insured Tax-Free Income Fund's Class I share price, as measured by net asset value, increased to $11.41 on December 31, 1995, from $10.16 on December 31, 1994.

The fund continued to meet its investment objective of providing high current income to its shareholders. For the one-year period ended December 31, 1995, your fund's Class I shares paid monthly income distributions totaling 58.8 cents ($0.588) per share.* Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

At the end of the reporting period, your fund's Class I shares distribution rate was 4.93%, based on an annualization of the current monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $11.92 on December 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, you would have to earn 9.28% from a taxable investment of similar quality to match your fund's tax-free distribution rate. If you are in the maximum combined federal and New York state personal income tax bracket of 44.2% you would have to earn 8.84% from a taxable investment of similar quality.



GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Your fund's Class I shares produced a total return of +18.46% for the one-year period ended December 31, 1995. Total return measures the change in value of an investment during the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

We have always maintained a long-term investment  perspective,  and we encourage
shareholders  to  do  the  same.  While  the  fund  may  experience   occasional
volatility, we believe its performance will be rewarding over the long term.

As illustrated by the chart to the right, your fund's performance has exceeded that of the Consumer Price Index (CPI) since its inception on May 1, 1991, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Although the fund has slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index, such unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin New York Insured Tax-Free Income Fund's had been applied to this index, its (the index) perform- ance would have been lower. In addition, the index includes municipal securities from across the country, while your fund is composed primarily of New York insured municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin New York Insured Tax-Free Income Fund - Class I Shares
Periods ended December 31, 1995

                                                                           Since
                                                                       Inception
                                                 1-Year     3-Year     (5/01/91)
        ------------------------------------------------------------------------
        Cumulative Total Return1                 18.46%     24.13%      45.33%
        Average Annual Total Return2             13.43%      5.92%       5.48%

        Distribution Rate3                              4.93%
        Equivalent Taxable Distribution Rate4           9.28%
        30-Day Standardized Yield5                      4.54%
        Equivalent Taxable Yield4                       8.55%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 4.25% initial sales charge. See note below.

3. Distribution rate is based on an annualization of the fund's current 4.9 cents per share monthly dividend and the maximum offering price of $11.92 on December 31, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995.

Note: Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested a the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate, total return and yield would have been lower. Fee waivers and expense reimbursements may be discontinued at any time upon notice to the fund's Board of Trustees.


Class II Shares

The Franklin New York Insured Tax-Free Income Fund's Class II share price, as measured by net asset value, increased to $11.46 on December 31, 1995, from $10.85 on May 1, 1995, the date the fund began offering its Class II shares.

The fund continued to meet its investment objective of providing high current income to its shareholders. For the abbreviated eight-month reporting period spanning May 1, 1995 to December 31, 1995, your fund's Class II shares paid monthly income distributions totaling 33.3 cents ($0.333) per share.* Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

At the end of the reporting period, your fund's Class II shares distribution rate was 4.46%, based on an annualization of the current monthly dividend of 4.3 cents ($0.043) per share and the maximum offering price of $11.58 on December 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, you would have to earn 8.40% from a taxable investment of similar quality to match your fund's Class II shares tax-free distribution rate. If you are in the maximum combined federal and New York state personal income tax bracket of 44.2%, you would have to earn 7.99% from a taxable investment of similar quality.



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Your fund reported a cumulative total return of +8.92% for the abbreviated eight-month reporting period ended December 31, 1995. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and any capital gains. This calculation does not include the initial sales charge, and past performance is not predictive of future results.

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period, from May 1, 1995, to December 31, 1995.

We have always  maintained a long-term  investment  perspective,  and  encourage
shareholders  to  do  the  same.  While  the  fund  may  experience   occasional
volatility, we believe its performance will be rewarding over the long term.

As illustrated by the chart to the right, your fund's performance has exceeded that of the Consumer Price Index (CPI) since its inception date of May 1, 1995, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Although the fund has slightly underperformed the unmanaged Lehman Brothers Municipal Bond Index, such unmanaged market indices have inherent performance differentials in comparison with any fund. For example, they do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. The fund's performance figures also include the initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin New York Insured Tax-Free Income Fund's had been applied to this index, its (the index) performance would have been lower. In addition, the index includes municipal securities from across the country, while your fund is composed primarily of New York insured municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin New York Insured Tax-Free Income Fund - Class II Shares
Periods ended December 31, 1995

                                                         Since Inception
                                                            (5/01/95)
        -----------------------------------------------------------------
        Cumulative Total Return1                             8.92%
        Aggregate Total Return2                              6.84%
        Distribution Rate3                                   4.46%
        Equivalent Taxable Distribution Rate4                8.40%
        30-Day Standardized Yield5                           4.12%
        Equivalent Taxable Yield4                            7.76%


1. Cumulative total return shows the change in value of an investment over the periods indicated and does not include the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) applicable to shares redeemed within the first 18 months of investment. See note below.

2. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within the first 18 months of investment. See note below.

3. Distribution rate is based on annualization of the fund's current 4.3 cents per share monthly dividend and the maximum offering price of $11.58 on December 31, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995.

Note: Average total returns for Class II shares, which the fund began offering on May 1, 1995, are not shown as Class II shares have not been available for a sufficient period of time. Please see the prospectus for more details regarding Class I and Class II shares.

The fund's manager has agreed in advance to waive a portion of its management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.11%. Fee waivers and expense reimbursements may be discontinued at any time upon notice to the fund's Board of Trustees.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Fund Objective:

Seeks to provide shareholders with a high level of current income exempt from regular federal, New York state and New York City personal income taxes, along with preservation of capital. The fund invests primarily in a portfolio of New York municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and ten years.*

During the one-year reporting period, we sold some of the portfolio's lower coupon bonds, as well as bonds with prices that had appreciated to the point where further potential for growth was minimal. The proceeds were used to purchase the higher-yielding, BBB-rated bonds that became available mid-year. When the yield spreads between the highest quality, AAA-rated bonds and the lower but still investment-grade BBB-rated bonds widened briefly in the early July market correction, we sold some AAA-rated issues and purchased some BBB-rated bonds to lock in higher yields.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*For investors subject to the federal alternative minimum tax, a small portion of these dividends may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Our purchase of these higher-yielding securities, along with the increase in bond values due to declining interest rates, led to positive performance within the fund. For example, your fund reported a cumulative total return of +14.31% for the year ended December 31, 1995.

The accompanying table compares the fund's net asset value share price to the price performance of the Bond Buyer 40 Index, which shows the average dollar price of the 40 municipal bonds comprising the index. This comparison brings some interesting factors into focus, showing that active management of an intermediate-term bond portfolio with regard to bond yields, maturity dates and credit quality, can mitigate volatility in down markets without impairing performance potential. During the first half of the year, your fund had a price increase of 4.79%, slightly underperforming the Bond Buyer 40's gain of 5.85%. However, as the Bond Buyer 40's price declined in the last six months of 1995, to $98.10 on December 31, 1995, from $98.19 on June 30, 1995, the fund's price actually increased to $10.40 from $10.06. Overall, your fund had a price gain of 8.33% for the year ended December 31, 1995, while the Bond Buyer 40 Index's gain was 5.76% for the same period.

  New York Intermediate-Term Tax-Free Income
  Fund vs. Bond Buyer 40 Average Dollar Price+
  Class I Shares Price Change Comparison
  from 12/31/94 - 12/31/95
  Based on Net Asset Value

                                                      New York
                                                 Intermediate-Term
                                       Bond           Tax-Free
                                     Buyer 40        Income Fund

  price on 12/31/94                   $92.76           $ 9.60

  price on 6/30/95                    $98.19           $10.06

  % change from
  12/31/94 to 6/30/95                   5.85%            4.79%

  price on 12/31/95                   $98.10           $10.40

  % change from
  12/31/94 to 12/31/95                  5.76%            8.33%

  +As published daily in The Bond Buyer


It should be noted that there are marked differences between the Bond Buyer 40 Index and the fund, including their average maturities (27.7 years for the index and 8.3 years for the fund) and the nature of their investments. For instance, the Bond Buyer 40 invests in municipal securities throughout the United States, while the fund invests solely in municipal bonds issued by New York and some U.S. Territories.

As the chart to the right indicates, we remained invested in a broad range of municipal sectors. Such diversification allowed us to reduce the fund's exposure to risk market volatility.

Looking forward, we will continue our conservative management of the fund, seeking out attractive investments in the four highest credit rating categories while further strengthening the fund's long-term prospects.


  Franklin New York Intermediate-Term
  Tax-Free Income Fund
  Portfolio Breakdown on 12/31/95
  Based on Total Investments

                                        % of Total
  Sector                                Investments

  General Obligations                      27.3%

  Other Revenue                            17.2%

  Transportation                           15.6%

  Certificates of Participation            10.9%

  Education                                 9.7%

  Utilities                                 9.5%

  Hospitals                                 8.5%

  Industrial                                1.3%


For a complete list of portfolio holdings, please see page 30 of this report.


Performance Summary

The Franklin New York Intermediate-Term Tax-Free Income Fund's share price, as measured by net asset value, increased to $10.40 on December 31, 1995, from $9.60 on December 31, 1994.

The fund continued to meet its investment objective of providing high current income to its shareholders. For the one-year period ended December 31, 1995, your fund paid monthly income distributions totaling 54.6 cents ($0.546) per share.* Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

At the end of the reporting period, your fund's distribution rate was 5.19%, based on an annualization of the current monthly dividend of 4.6 cents ($0.046) per share and the maximum offering price of $10.64 on December 31, 1995. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, if you are in the maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, you would have to earn 9.77% from a taxable investment of similar quality to match your fund's tax-free distribution rate. If you are in the maximum combined federal and New York state personal income tax bracket of 44.2%, you would have to earn 9.30% from a taxable investment of similar quality.

The fund's cumulative total return was +14.31% for the one-year period ended December 31, 1995.



GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Total return measures the change in value of an investment during the periods indicated, assuming reinvestment of dividends and capital gains, if any. This calculation does not include the initial sales charge, and past performance is not predictive of future results.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

We have always  maintained a long-term  investment  perspective,  and  encourage
shareholders  to  do  the  same.  While  the  fund  may  experience   occasional
volatility, we believe its performance will be rewarding over the long term.

As illustrated by the chart to the right, your fund's performance has exceeded that of the Consumer Price Index (CPI) since October 1, 1992, keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Your fund's performance has generally followed the same trends as the broad, unmanaged Lehman Brothers 10-Year Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. For example, they do not pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin New York Intermediate-Term Tax-Free Income Fund's had been applied to this index, its (the index) performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.



GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin New York Intermediate-Term Tax-Free Income Fund
Periods ended December 31, 1995

                                                                           Since
                                                                       Inception
                                                 1-Year     3-Year     (9/23/92)
        ------------------------------------------------------------------------
        Cumulative Total Return1                 14.31%     19.32%     21.82%
        Average Annual Total Return2             11.75%      5.25%      7.33%

        Distribution Rate3                             5.19%
        Equivalent Taxable Distribution Rate4          9.77%
        30-Day Standardized Yield5                     4.75%
        Equivalent Taxable Yield4                      8.95%


1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the maximum 2.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods. The figures reflect the maximum 2.25% initial sales charge. See note below.

3. Distribution rate is based on an annualization of the fund's current 4.6 cents per share monthly dividend and the maximum offering price of $10.64 on December 31, 1995.

4. Equivalent taxable distribution rate and yield assume the 1995 maximum combined federal, New York state and New York City personal income tax bracket of 46.9%, based on the 39.6% federal income tax rate.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1995.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management expenses, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.20%. Fee waivers and expense reimbursements may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                Value
   Amount      Franklin New York Tax-Exempt Money Fund                                                (Note 1)
---------------------------------------------------------------------------------------------------------------
               Investments  99.3%
$   200,000   aBabylon, Town of, IDA, IDR, General Microwave Corp. Facility, Series 1984,
                Weekly VRDN and Put, 5.05%, 10/01/99 ............................................      $ 200,000
    300,000   aBabylon, Town of, IDA, Resources Recovery Revenue, Equity Babylon Project,
                Daily VRDN and Put, 3.75%, 12/01/24 .............................................        300,000
  1,500,000   aGreat Neck North, Water Authority System Revenue, Series A, FGIC Insured,
                Weekly VRDN and Put, 4.90%, 01/01/20 ............................................      1,500,000
    700,000    Huntington GO, Series A, AMBAC Insured, 6.00%, 04/15/96 ..........................        704,816
  1,000,000    Massapequa GO, Union Free School District, TAN, 4.50%, 06/28/96...................      1,003,959
  1,000,000   aNassau County IDA, IDR, Refunding, Credit Place, Inc. Project, Series A, Weekly
                VRDN and Put, 4.12%, 06/01/07....................................................      1,000,000
  1,000,000    Nassau IDA, Research Facility Revenue, Cold Spring Harbor Laboratory Project,
                Weekly VRDN and Put, 3.60%, 07/01/23 ............................................      1,000,000
  3,000,000   aNew York and New Jersey Port Authority, Special Obligation Revenue, Versatile
                Structure Obligation, Series 3, Daily VRDN and Put, 3.60%, 06/01/20 .............      3,000,000
              aNew York City GO,
    700,000     Series B, Subseries B-10, Weekly VRDN and Put, 5.00%, 08/15/24 ..................        700,000
    700,000     Series B-4, Daily VRDN and Put, 3.75%, 08/15/23 .................................        700,000
    200,000     Series B-7, AMBAC Insured, Daily VRDN and Put, 3.75%, 08/15/18 ..................        200,000
              aNew York City HDC, Mortgage Revenue,
  3,000,000     Columbus Apartments, Series A, Weekly VRDN and Put, 5.00%, 03/15/25 .............      3,000,000
  1,295,000     Parkgate Tower No. 1, Weekly VRDN and Put, 3.10%, 12/01/07 ......................      1,295,000
    500,000   aNew York City IDA, Various Civic Facilities, National Audubon Society, Daily VRDN
                and Put, 3.50%, 12/01/14 ........................................................        500,000
  1,800,000   aNew York City IDAR, Japan Arls Co., Daily VRDN and Put, 4.05%, 11/01/15 ..........      1,800,000
    500,000    New York City Municipal Assistance Corp., 7.90%, 07/01/96 ........................        519,903
              aNew York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
  1,100,000     Series C, FGIC Insured, Daily VRDN and Put, 3.75%, 06/15/22 .....................      1,100,000
    100,000     Series C, FGIC Insured, Daily VRDN and Put, 3.75%, 06/15/23 .....................        100,000
    300,000     Series G, FGIC Insured, Daily VRDN and Put, 3.50%, 06/15/24 .....................        300,000
  1,000,000    New York City RAN, Series B, 4.75%, 06/28/96 .....................................      1,003,850
              aNew York City Tri-Cultural Resources Revenue,
  1,200,000     American Museum of Natural History, Series B, MBIA Insured, Weekly VRDN
                 and Put, 4.90%, 04/01/21 .......................................................      1,200,000
    900,000     Solomon R. Guggenheim, Series B, Daily VRDN and Put, 3.50%, 12/01/15 ............        900,000
               New York State Dormitory Authority Revenues,
  1,500,000    aCornell University, Series B, Daily VRDN and Put, 3.50%, 07/01/25 ...............      1,500,000
    500,000     Memorial Sloan Kettering, TECP, 3.60%, 01/09/96 .................................        500,000
  2,700,000    aMetropolitan Museum of Art, Series B, Weekly VRDN and Put, 4.65%, 07/01/23 ......      2,700,000
  1,000,000     New York University, MBIA Insured, 6.625%, 07/01/96 .............................      1,033,187
  1,000,000    aOxford University Press, Inc., Daily VRDN and Put, 4.00%, 07/01/23 ..............      1,000,000
              aNew York State Energy Research and Development Authority, PCR,
$   200,000     Central Hudson Gas & Electric Co. Project, Series A, Weekly VRDN and Put,
                 5.00%, 06/01/27 ................................................................      $ 200,000
  2,300,000     Refunding, New York State Electric & Gas, Series C, Daily VRDN and Put,
                 3.30%, 06/01/29 ................................................................      2,300,000
  1,000,000     Refunding, Orange and Rockland Project, Series A, FGIC Insured, Weekly VRDN
                 and Put, 4.90%, 10/01/14 .......................................................      1,000,000
    250,000     Refunding, Orange and Rockland Utilities, Series A, AMBAC Insured, Weekly VRDN
                 and Put, 4.90%, 08/01/15 .......................................................        250,000
  1,000,000    New York State Environmental Facilities Corp., Solid Waste Disposal Revenue,
                Refunding, General Electric Co. Project, Series A, TECP, 3.55%, 02/15/96 ........      1,000,000
               New York State GO,
    900,000     TECP, 3.70%, 02/06/96 ...........................................................        900,000
    900,000     TECP, 3.65%, 02/07/96 ...........................................................        900,000
    500,000     TECP, 3.30%, 02/08/96 ...........................................................        500,000
  2,500,000     TECP, 3.30%, 03/04/96 ...........................................................      2,500,000
  1,100,000   aNew York State HFA, Normandie Court I Project, Weekly VRDN and Put,
                4.70%, 05/15/15 .................................................................      1,100,000
              aNew York State Local Government Assistance Corp.,
  2,300,000     Series A, Weekly VRDN and Put, 4.95%, 04/01/22 ..................................      2,300,000
    700,000     Series G, Weekly VRDN and Put, 4.90%, 04/01/25 ..................................        700,000
  1,400,000    New York State Medical Care Facilities, Finance Agency Revenue, Mt. Sinai Hospital,
                Series C, FHA Insured, 8.875%, 01/15/96 .........................................      1,431,204
  1,000,000    New York State Power Authority Revenue and General Purpose, Series T,
                7.375%, 01/01/96 ................................................................      1,020,163
    400,000    New York State Urban Development Corp. Revenue, Correctional Facilities, Series B,
                Pre-Refunded, 8.00%, 01/01/96 ...................................................        408,094
    975,000   aNiagara County IDA, IDR, Pyron Corp. Project, Weekly VRDN and Put, 5.25%, 11/01/04        975,000
  1,000,000   aNorth Hempstead Solid Waste Management Authority Revenue, Refunding, Series A,
                Weekly VRDN and Put, 4.85%, 02/01/12 ............................................      1,000,000
  2,500,000    Northport, East GO, Union Free School District, TAN, 4.125%, 06/28/96 ............      2,504,767
    800,000   aOnondaga Country IDA, IDR, FRN, Pass & Seymour, Inc., Series B, Monthly VRDN
                and Weekly Put, 3.95%, 11/13/98 .................................................        800,000
  1,000,000   aPuerto Rico Commonwealth, Government Development Bank, Refunding, Weekly
                VRDN and Put, 4.50%, 12/01/15 ...................................................      1,000,000
    900,000   aSeneca County IDA, Civic Facility Revenue, New York Chiropractic College, Weekly
                VRDN and Put, 4.95%, 10/01/21 ...................................................        900,000
  1,600,000   aSt. Lawrence IDA, Environmental Impact Revenue, Reynolds Metals Co. Project,
                Weekly VRDN and Put, 5.00%, 05/01/25 ............................................      1,600,000
  2,000,000    Suffolk County GO, TAN, Series II, 4.50%, 09/12/96 ...............................      2,009,474
$   695,000   aSuffolk IDA, IDR, Refunding, Phototronics Corp. Facility, Daily VRDN, Weekly Put,
                3.85%, 01/01/98 .................................................................      $ 695,000
    400,000   aSyracuse IDA, Civic Facilities Revenue, Multi-Modal, Syracuse University Project,
                Daily VRDN and Put, 3.50%, 03/01/23 .............................................        400,000
  1,000,000    Triborough Bridge and Tunnel Authority, General Purpose, Series I, 7.625%, 01/01/96     1,020,198
  2,500,000   aTriborough Bridge and Tunnel Authority, Special Obligation, FGIC Insured, Weekly
                VRDN and Put, 4.90%, 01/01/24 ...................................................      2,500,000
                                                                                                      -----------
               Total Investments (Cost $60,674,615)  99.3%.......................................     60,674,615
               Other Assets and Liabilities Net  .7% ............................................        404,063
                                                                                                      -----------
               Net Assets  100.0% ...............................................................    $61,078,678
                                                                                                      ===========


At December 31, 1995, there was no unrealized appreciation or depreciation for financial statement or income tax purposes.


PORTFOLIO ABBREVIATIONS:
AMBAC - American Municipal Bond Assurance Corp.
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FRN   - Floating Rate Notes
GO    - General Obligation
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
IDR   - Industrial Development Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
PCR   - Pollution Control Revenue
RAN   - Revenue Anticipation Notes
TAN   - Tax Anticipation Notes
TECP  - Tax-Exempt Commercial Paper





aVariable  rate demand notes  (VRDN's) are  tax-exempt  obligations  which contain a floating or variable  interest rate  adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued  interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).


                             The accompanying notes are an integral part of these financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                Value
   Amount       Franklin New York Insured Tax-Free Income Fund                                        (Note 1)
---------------------------------------------------------------------------------------------------------------
                Bonds  98.3%
$    750,000    Akron Central School District GO, School Improvement, FSA Insured, 5.90%, 06/01/14   $   783,533
     780,000    Albany Capital Improvement GO, MBIA Insured, 5.25%, 11/01/13....................         780,577
                Albany County GO,
   1,000,000     FGIC Insured, 5.85%, 06/01/12..................................................       1,048,400
   1,275,000     FGIC Insured, 5.85%, 06/01/13..................................................       1,331,508
                Albany Municipal Water Finance Authority, Water and Sewer System Revenue,
                 Refunding, Series A,
   2,505,000     FGIC Insured, 5.95%, 12/01/12..................................................       2,644,929
   3,225,000     FGIC Insured, 5.50%, 12/01/22..................................................       3,237,029
                Alden Central School District,
     275,000     AMBAC Insured, 6.25%, 06/15/08.................................................         307,915
     275,000     AMBAC Insured, 6.25%, 06/15/09.................................................         305,495
     125,000     AMBAC Insured, 6.25%, 06/15/10.................................................         138,886
   2,600,000    Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 01/01/25.......       2,673,944
     200,000    Brookhaven GO, Series B, MBIA Insured, 7.00%, 05/01/09..........................         236,402
   1,000,000    Broome County COP, Public Safety Facilities, MBIA Insured, 5.25%, 04/01/22......         980,370
     495,000    Broome and Delaware Counties School District, AMBAC Insured, 6.35%, 06/15/10....         552,306
                Buffalo GO,
     225,000     Series A & C, AMBAC Insured, Pre-Refunded, 7.25%, 04/01/08.....................         255,632
     360,000     Series E, AMBAC Insured, 6.70%, 12/01/17.......................................         399,913
     385,000     Series E, AMBAC Insured, 6.70%, 12/01/18.......................................         427,685
     410,000     Series E, AMBAC Insured, 6.70%, 12/01/19.......................................         455,457
     700,000    Buffalo Sewer Authority System Revenue, Refunding, Series G, FGIC Insured,
                 5.25%, 07/01/08................................................................         709,940
     100,000    Camden Central School District, AMBAC Insured, 7.10%, 06/15/07..................         120,072
                Canandaigua City School District,
     625,000     AMBAC Insured, 6.40%, 06/01/08.................................................         708,238
     110,000     AMBAC Insured, 6.50%, 06/01/10.................................................         125,573
     550,000     AMBAC Insured, 6.50%, 06/01/11.................................................         628,276
                Central Square School District,
     900,000     FGIC Insured, 6.50%, 06/15/08..................................................       1,032,966
     900,000     FGIC Insured, 6.50%, 06/15/09..................................................       1,026,234
      70,000    Chateaugay Central School District, AMBAC Insured, 6.70%, 06/15/09..............          81,173
                Cliffton Park Water Authority, Water System Revenue,
   2,625,000     Series A, FGIC Insured, Pre-Refunded, 6.375%, 10/01/11.........................       2,971,763
   2,000,000     Series A, FGIC Insured, Pre-Refunded, 6.375%, 10/01/26.........................       2,264,200
                Eastport USD,
     225,000     MBIA Insured, 6.45%, 12/01/06..................................................         257,258
     225,000     MBIA Insured, 6.45%, 12/01/07..................................................         257,263
     225,000     MBIA Insured, 6.45%, 12/01/08..................................................         256,898
   $ 200,000    Erie County Water Authority Revenue, Refunding, Series B, AMBAC Insured,
                 ETM 12/01/09, 6.75%, 12/01/14..................................................       $ 231,730
                Evans-Brant Central School District,
     100,000     Series 1991, MBIA Insured, 6.85%, 06/15/08.....................................         118,007
      55,000     Series 1991, MBIA Insured, 6.85%, 06/15/09.....................................          64,577
                Fallsburg Public Improvement, GO,
     330,000     Refunding, Series B, AMBAC Insured, 5.25%, 04/01/13............................         328,119
     145,000     Refunding, Series B, AMBAC Insured, 5.25%, 04/01/14............................         143,311
     345,000     Series B, AMBAC Insured, 5.50%, 04/01/10.......................................         352,487
                Greece Central School District No. 1,
     950,000     Series 1992, FGIC Insured, 6.00%, 06/15/16.....................................       1,026,171
     950,000     Series 1992, FGIC Insured, 6.00%, 06/15/17.....................................       1,021,849
     950,000     Series 1992, FGIC Insured, 6.00%, 06/15/18.....................................       1,023,597
     285,000    Hamburg Town Public Improvement, MBIA Insured, 6.30%, 11/15/10..................         317,154
                Hempstead Town,
     125,000     Series B, AMBAC Insured, 6.50%, 01/01/10.......................................         142,351
     100,000     Series B, AMBAC Insured, 6.50%, 01/01/11.......................................         113,981
     100,000     Series B, AMBAC Insured, 6.50%, 01/01/12.......................................         113,998
     150,000     Series C, AMBAC Insured, 6.50%, 02/15/10.......................................         170,937
     150,000     Series C, AMBAC Insured, 6.50%, 02/15/11.......................................         171,077
     100,000     Series C, AMBAC Insured, 6.50%, 02/15/12.......................................         114,061
                Hermon de Kalb, Central School District,
     150,000     Series 1992, MBIA Insured, 6.45%, 06/15/09.....................................         168,747
     150,000     Series 1992, MBIA Insured, 6.45%, 06/15/10.....................................         168,876
     150,000     Series 1992, MBIA Insured, 6.45%, 06/15/11.....................................         169,736
   2,000,000    Islip Resources Recovery Agency Revenue, Series B, AMBAC Insured,
                 6.125%, 07/01/12...............................................................       2,113,320
     375,000    Lake George Central School District, MBIA Insured, 6.50%, 06/15/09..............         429,578
                Lockport GO,
     265,000     Series B, MBIA Insured, 6.15%, 03/15/18........................................         280,402
     280,000     Series B, MBIA Insured, 6.15%, 03/15/19........................................         295,151
     430,000    Lockport Town, Public Improvement, MBIA Insured, 5.40%, 03/01/10................         437,736
     155,000    Mahopac Central School District, AMBAC Insured, 6.80%, 06/15/08.................         182,195
     210,000    Middle Country Central School District, New York Centereach, AMBAC Insured,
                 6.90%, 12/15/06................................................................         248,189
                Monroe County GO, Public Improvement,
     985,000     AMBAC Insured, 6.15%, 06/01/18.................................................       1,037,560
   1,730,000     AMBAC Insured, 6.15%, 06/01/19.................................................       1,822,313
   2,000,000    Monroe County IDAR, Nazareth College Facilities Revenue, MBIA Insured,
                 6.00%, 06/01/20................................................................       2,090,680
   1,055,000    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 02/15/13      1,167,189
$  1,150,000    Nassau County IDA, Civic Facilities Revenue, Hofstra University Project, AMBAC
                 Insured, 6.75%, 08/01/11.......................................................     $ 1,261,320
                Nassau County Sewer District,
     370,000     Refunding, Series E, MBIA Insured, 5.45%, 05/01/15.............................         371,288
     275,000     Series G, MBIA Insured, 5.40%, 01/15/11........................................         278,674
                New Rochelle,
     195,000     Series C, MBIA Insured, 6.25%, 03/15/21........................................         209,748
     390,000     Series C, MBIA Insured, 6.25%, 03/15/22........................................         419,496
     530,000     Series C, MBIA Insured, 6.25%, 03/15/23........................................         570,084
     555,000     Series C, MBIA Insured, 6.25%, 03/15/24........................................         596,975
     100,000    New York City Educational Construction Fund Revenue, Series A, MBIA Insured,
                 Pre-Refunded, 7.125%, 04/01/13.................................................         111,674
                New York City GO,
     300,000     FGIC Insured, 7.25%, 02/01/06..................................................         306,789
      50,000     Series C-1, MBIA Insured, 6.625%, 08/01/12.....................................          54,956
                New York City Municipal Water Finance Authority, Water and Sewer System Revenue,
   2,000,000     Refunding, Series A, FGIC Insured, 5.75%, 06/15/18.............................       2,032,400
   1,000,000     Series A, FGIC Insured, 6.75%, 06/15/16........................................       1,090,150
  20,300,000     Series C, AMBAC Insured, 6.20%, 06/15/21.......................................      21,389,501
   3,830,000     Series C, AMBAC Insured, 6.50%, 06/15/21.......................................       3,972,399
     495,000     Series C, FGIC Insured, Pre-Refunded, 7.00%, 06/15/16..........................         566,463
                New York City Trust, Cultural Resource Revenue, Refunding, Museum of Modern Art,
     250,000     Series A, AMBAC Insured, 6.625%, 01/01/11......................................         271,948
   2,805,000     Series A, AMBAC Insured, 6.625%, 01/01/19......................................       3,046,707
                New York State Dormitory Authority Revenues,
     140,000     Associated Children's, Inc., MBIA Insured, 7.60%, 07/01/18.....................         152,488
   2,460,000     Brooklyn Law School, CGIC Insured, 6.40%, 07/01/11.............................       2,664,820
     275,000     City University System, Series C, FGIC Insured, 7.00%, 07/01/14................         306,584
     600,000     Colgate University, Series A, MBIA Insured, 6.70%, 07/01/11....................         662,784
   2,445,000     Comsewogue Public Library, MBIA Insured, 6.05%, 07/01/24.......................       2,569,035
     750,000     Founding Charitable Corp., MBIA Insured, 6.50%, 07/01/12.......................         776,723
   1,000,000     Hamilton College, MBIA Insured, 6.25%, 07/01/12................................       1,069,920
   1,000,000     Hamilton College, MBIA Insured, 6.50%, 07/01/21................................       1,064,500
   2,780,000     Judicial Lease Facilities, Series B, MBIA Insured, 7.00%, 04/15/16.............       3,083,270
     875,000     Leake and Watts Services, Inc., MBIA Insured, 6.00%, 07/01/23..................         916,624
   1,000,000     New York University, FGIC Insured, 6.25%, 07/01/09.............................       1,075,120
   1,195,000     Oceanside Library, AMBAC Insured, 6.00%, 07/01/25..............................       1,244,354
   1,500,000     Refunding, Ithaca College, MBIA Insured, 6.25%, 07/01/21.......................       1,577,700
   2,500,000     Refunding, Sinai School Medicine, MBIA Insured, 6.75%, 07/01/15................       2,744,675
   1,000,000     St. John's University, AMBAC Insured, 6.875%, 07/01/11.........................       1,110,950
   5,000,000     St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 08/01/28......       5,224,750
                New York State Dormitory Authority Revenues, (cont.)
$  1,220,000     University of Rochester, MBIA Insured, 6.50%, 07/01/09.........................     $ 1,274,034
   5,955,000     University of Rochester, MBIA Insured, 5.90%, 07/01/17.........................       6,186,233
                New York State Energy Research and Development Authority, Electric Facilities
                 Revenue, Consolidated Edison Co. of New York, Inc. Project,
   4,500,000     Refunding, Series A, AMBAC Insured, 6.10%, 08/15/20............................       4,728,195
   4,000,000     Refunding, Series B, MBIA Insured, 5.25%, 08/15/20.............................       3,876,200
   2,000,000     Series 1993, MBIA Insured, 6.00%, 03/15/28.....................................       2,058,140
   4,950,000     Series A, MBIA Insured, 6.75%, 01/15/27........................................       5,238,387
     210,000     Series C, MBIA Insured, 7.25%, 11/01/24........................................         226,412
                New York State Energy Research and Development Authority, Gas Facilities Revenue,
                 Brooklyn Union Gas,
   3,050,000     Series II, MBIA Insured, 7.00%, 12/01/20.......................................       3,180,540
   2,240,000     Series A, MBIA Insured, 6.75%, 02/01/24........................................       2,416,243
                New York State Energy Research and Development Authority, PCR,
   4,000,000     Electric and Gas Project, Series A, MBIA Insured, 6.15%, 07/01/26..............       4,184,560
   1,500,000     Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured,
                  6.625%, 10/01/13..............................................................       1,630,230
   5,000,000     Refunding, Niagara Mohawk Power Corp., Series A, FGIC Insured,
                  7.20%, 07/01/29...............................................................       5,781,550
   1,150,000     Refunding, Rochester Gas and Electric Project, Series A, MBIA Insured,
                  6.35%, 05/15/32...............................................................       1,221,059
   1,000,000     Refunding, Rochester Gas and Electric Project, Series B, MBIA Insured,
                  6.50%, 05/15/32...............................................................       1,053,220
                New York State Environmental Facilities Corp., Water Facilities Revenue,
                 Spring Valley Water Co., Inc. Project,
   2,000,000     Series A, AMBAC Insured, 6.30%, 08/01/24.......................................       2,113,740
   3,000,000     Series B, AMBAC Insured, 6.15%, 08/01/24.......................................       3,135,030
                New York State Medical Care Facilities, Finance Agency Revenue,
   6,735,000     Long-Term Health Care, Series A, CGIC Insured, 6.80%, 11/01/14.................       7,345,191
   5,355,000     Long-Term Health Care, Series B, CGIC Insured, 6.45%, 11/01/14.................       5,731,189
   4,245,000     Long-Term Health Care, Series C, CGIC Insured, 6.40%, 11/01/14.................       4,529,118
   1,000,000     Mental Health Service Facilities Improvement, Series D, AMBAC Insured,
                  5.90%, 08/15/22...............................................................       1,028,460
   1,000,000     Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16........       1,075,610
   1,000,000     Refunding, Hospital and Nursing Home Mortgage, Series C, MBIA Insured,
                  6.25%, 08/15/12...............................................................       1,062,100
   1,495,000     Refunding, St. Mary's Hospital Project, Series A, AMBAC Insured, 6.20%, 11/01/14      1,598,065
     700,000     Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10..........         775,054
   1,500,000     Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18.........       1,613,415
                New York State Power Authority Revenue and General Purpose,
$  2,000,000     Refunding, Series Z, FGIC Insured, 6.50%, 01/01/19.............................     $ 2,144,640
   3,000,000     Series AA, MBIA Insured, 6.25%, 01/01/23.......................................       3,169,680
   3,255,000     Series Y, AMBAC Insured, 6.50%, 01/01/11.......................................       3,510,192
  12,975,000    New York State Tollway Authority, General Revenue, Series C, FGIC Insured,
                 6.00%, 01/01/25................................................................      13,504,640
   7,500,000    Niagara Falls Bridge Commission Toll Revenue, Refunding, Series B, FGIC Insured,
                 5.25%, 10/01/21................................................................       7,272,825
                Niagara Falls Public Improvement,
   1,000,000     MBIA Insured, 6.85%, 03/01/19..................................................       1,120,920
     500,000     MBIA Insured, 6.90%, 03/01/20..................................................         560,325
     500,000     MBIA Insured, 6.90%, 03/01/21..................................................         560,325
   1,200,000    Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12..............       1,338,360
                Niagara Frontier Transportation Authority, Airport Revenue, Greater Buffalo
                 International Airport,
   1,000,000     Series A, AMBAC Insured, 6.25%, 04/01/24.......................................       1,054,020
   1,440,000     Series C, AMBAC Insured, 6.00%, 04/01/24.......................................       1,511,770
                North Hempstead GO, Public Improvement,
     195,000     Series A, MBIA Insured, 5.375%, 05/15/14.......................................         195,181
     470,000     Series A, MBIA Insured, 5.375%, 05/15/15.......................................         470,437
                North Hempstead GO, Refunding,
     210,000     Series A, FGIC Insured, 6.40%, 02/01/11........................................         234,694
   1,065,000     Series B, FGIC Insured, 6.40%, 04/01/15........................................       1,196,847
   1,060,000     Series B, FGIC Insured, 6.40%, 04/01/16........................................       1,188,016
     500,000    North Hempstead Solid Waste Management Revenue, Refunding, Series B,
                 MBIA Insured, 5.00%, 02/01/12..................................................         487,575
     100,000    Onondaga Central School District, MBIA Insured, 6.80%, 06/15/10.................         117,790
      75,000    Ontario County GO, Series A, FGIC Insured, 6.50%, 05/15/11......................          86,085
                Oyster Bay GO, Public Improvement,
     550,000     Series A, FGIC Insured, 5.60%, 04/15/11........................................         563,948
     500,000     Series A, FGIC Insured, 5.60%, 04/15/12........................................         512,680
     375,000     Series A, FGIC Insured, 5.60%, 04/15/13........................................         384,510
     300,000     Series A, FGIC Insured, 5.60%, 04/15/14........................................         306,501
     300,000     Series A, FGIC Insured, 5.60%, 04/15/15........................................         305,403
                Port Authority of New York and New Jersey,
   1,000,000     Consolidated 71st Series, AMBAC Insured, 6.50%, 01/15/26.......................       1,071,920
   1,600,000     Consolidated 71st Series, MBIA Insured, 6.50%, 01/15/26........................       1,715,072
   4,230,000     Consolidated 76th Series, AMBAC Insured, 6.50%, 11/01/26.......................       4,569,669
   2,000,000    Puerto Rico Commonwealth Electric Power Authority Revenue, Water Resources,
                 Series R, CGIC Insured, 6.25%, 07/01/17........................................       2,113,260
     810,000    Rensselear County GO, AMBAC Insured, 6.70%, 02/15/11............................         940,677
                Riverhead GO,
$    140,000     Series B, AMBAC Insured, 5.00%, 06/15/10.......................................       $ 137,175
     130,000     Series B, AMBAC Insured, 5.00%, 06/15/11.......................................         126,585
     130,000     Series B, AMBAC Insured, 5.00%, 06/15/12.......................................         126,445
      40,000    Rome GO, AMBAC Insured , 6.375%, 03/01/05.......................................          45,095
     125,000    Royalton Water Improvement, MBIA Insured, 6.40%, 02/15/12.......................         140,493
                Schenevus Central School District,
     330,000     Series 1991, AMBAC Insured, 6.45%, 06/15/08....................................         373,933
     330,000     Series 1991, AMBAC Insured, 6.45%, 06/15/09....................................         372,959
     330,000    Schodack Central School District, AMBAC Insured, 6.875%, 12/15/10...............         390,733
     100,000    Schuylerville Central School District, MBIA Insured, 6.875%, 06/15/07...........         118,108
     100,000    South Glens Falls Central School District, Series A, MBIA Insured, 6.85%, 06/15/10                 117,733
                Suffolk County GO, Public Improvement,
     500,000     Refunding, Series B, FGIC Insured, 6.20%, 05/01/11.............................         533,390
     500,000     Refunding, Series B, FGIC Insured, 6.20%, 05/01/13.............................         529,924
     365,000     Series 1989, FGIC Insured, Pre-Refunded, 6.50%, 07/15/13.......................         386,403
   1,000,000    Suffolk County Water Authority, Waterworks Revenue, Refunding, AMBAC Insured,
                 Pre-Refunded, 7.10%, 06/01/10..................................................       1,111,880
                Sullivan County GO, Public Improvement,
     505,000     MBIA Insured, 5.20%, 03/15/14..................................................         500,853
     520,000     MBIA Insured, 5.20%, 03/15/15..................................................         515,590
     510,000     MBIA Insured, 5.20%, 03/15/16..................................................         502,436
     500,000     MBIA Insured, 5.20%, 03/15/17..................................................         492,384
                Triborough Bridge and Tunnel Authority Revenue,
   1,500,000     Series Q, AMBAC Insured, 6.00%, 01/01/13.......................................       1,535,700
     740,000     Series S, Secured by U.S. Government Securities, Pre-Refunded, 7.00%, 01/01/21.         839,655
   1,900,000     Series T, AMBAC Insured, Pre-Refunded, 6.00%, 01/01/22.........................       2,048,122
   1,100,000     Series T, MBIA Insured, Pre-Refunded, 7.00%, 01/01/20..........................       1,252,591
   4,475,000     Series X, AMBAC Insured, 6.50%, 01/01/19.......................................       4,813,354
   2,750,000     Series X, MBIA Insured, 6.50%, 01/01/19........................................       2,957,927
                Warrensburg Central School District,
     250,000     Series II, AMBAC Insured, 6.25%, 06/15/08......................................         279,922
     250,000     Series II, AMBAC Insured, 6.25%, 06/15/09......................................         277,722
     250,000     Series II, AMBAC Insured, 6.25%, 06/15/10......................................         276,424
     440,000    Washington County Public Improvement, FGIC Insured, 6.375%, 10/15/10............         492,821
      65,000    Williamsville Central School District, MBIA Insured, 6.50%, 12/01/10............          74,051
                                                                                                      -----------
                Total Long Term Investments (Cost $236,452,122).................................     252,500,128
                                                                                                      -----------



              a Short Term Investments  .6%
                New York City Municipal Water Financial Authority and Sewer System
                 Revenue, Refunding,
$  1,000,000      Series C, FGIC Insured, Daily VRDN and Put, 3.25%, 06/15/23...................     $ 1,000,000
     600,000      Series G, FGIC Insured, Daily VRDN and Put, 5.90%, 06/15/24...................         600,000
                                                                                                      -----------
                    Total Short Term Investments (Cost $1,600,000)..............................       1,600,000
                                                                                                      -----------
                      Total Investments (Cost $238,052,122)  98.9%..............................     254,100,128
                      Other Assets and Liabilities, Net  1.1%...................................       2,766,860
                                                                                                      -----------
                      Net Assets  100.0%........................................................    $256,866,988
                                                                                                      ===========


                At December 31, 1995, the net unrealized  appreciation  based on the cost of investments for income tax purposes of $238,053,401 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was an
                   excess of value over tax cost................................................    $ 16,257,563
                  Aggregate gross unrealized depreciation for all investments in which there was an
                   excess of tax cost over value................................................        (210,836)
                                                                                                      -----------
                  Net unrealized appreciation...................................................    $ 16,046,727
                                                                                                      ===========


PORTFOLIO ABBREVIATIONS:
AMBAC - American Municipal Bond Assurance Corp.
CGIC  - Capital Guaranty Insurance Co.
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Corp.
FSA   - Financial Security Assistance
GO    - General Obligation
HDC   - Housing Development Corp.
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority/Agency Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
PCR   - Pollution Control Revenue
USD   - Unified School District





aVariable  rate demand notes  (VRDN's) are  tax-exempt  obligations  which contain a floating or variable  interest rate  adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued  interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

Statement of Investments in Securities and Net Assets, December 31, 1995


    Face                                                                                                Value
   Amount      Franklin New York Intermediate-Term Tax-Free Income Fund                               (Note 1)
---------------------------------------------------------------------------------------------------------------
               Bonds  93.3%
$   100,000    Cortland County IDAR, Civic Facility Revenue, Cortland Memorial Hospital, Inc. Project,
                6.15%, 07/01/02 .................................................................      $ 104,227
     75,000    Franklin County IDA, Lease Revenue, Correctional Facility Project, 6.375%, 11/01/02        80,224
    260,000    Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 .............        265,125
  1,300,000    Guam Power Authority Revenue, Series A, 6.00%, 10/01/04 ..........................      1,354,574
               Metropolitan Transportation Authority Service,
  1,000,000     Contract Commuter Facilities, Series 7, 5.40%, 07/01/06 .........................      1,024,130
    935,000     Contract Commuter Facilities, Series O, 5.375%, 07/01/02 ........................        970,483
               New York City GO,
  5,200,000     Refunding, Series A, 6.375%, 08/01/05 ...........................................      5,410,132
  1,000,000     Refunding, Series B, 6.20%, 08/15/06 ............................................      1,029,690
  3,500,000     Series H, 7.00%, 02/01/06 .......................................................      3,736,355
               New York City IDA, Civic Facility Revenue,
    460,000     New York Blood Center, Inc. Project, 6.80%, 05/01/02 ............................        496,883
  1,875,000     USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 ...............      2,060,719
  1,675,000     USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 ...............      1,857,374
  4,010,000    New York State COP, Commissioner of General Services Department, 6.50%, 03/01/00 .      4,288,815
               New York State Dormitory Authority Revenues,
    690,000     Department of Health, 6.25%, 07/01/04 ...........................................        744,131
    735,000     Department of Health, 6.30%, 07/01/05 ...........................................        792,102
    100,000     Refunding, City University, Series U, 6.25%, 07/01/02 ...........................        107,947
  1,720,000     Refunding, City University, Series U, 6.35%, 07/01/04 ...........................      1,877,810
               New York State Medical Care Facilities, Finance Agency Revenue,
  1,500,000     Hospital and Nursing Home, FHA Insured, 5.70%, 02/15/05 .........................      1,615,830
    675,000     Refunding, Huntington Hospital Mortgage Project, Series A, 5.90%, 11/01/04 ......        705,611
    400,000     Secured Hospital, Series A, 5.70%, 02/15/04 .....................................        410,148
    500,000     Secured Hospital, Series A, 5.70%, 08/15/04 .....................................        513,305
    140,000    New York State, Refunding, 7.50%, 11/15/01 .......................................        160,881
  1,900,000    New York State Tollway Authority, General Revenue, Series A, 5.80%, 01/01/06 .....      2,022,265
  2,000,000    New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
                Series 5, 5.80%, 01/01/07 .......................................................      2,055,620
               Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue,
    410,000     Series A, 5.85%, 10/01/03 .......................................................        419,684
    430,000     Series A, 5.95%, 10/01/04 .......................................................        441,141
    460,000     Series A, 6.05%, 10/01/05 .......................................................        472,898
    485,000     Series A, 6.15%, 10/01/06 .......................................................        499,550
    125,000    Oneida-Herkimer Solid Waste Management, Solid Waste Authority Systems Revenue,
                Refunding, 6.65%, 04/01/05 ......................................................        134,075
               Puerto Rico Commonwealth Electric Power Authority Revenue,
    100,000     Refunding, Series Q, 5.90%, 07/01/01 ............................................        106,295
  1,500,000     Water Resources, Series T, 6.00%, 07/01/04 ......................................      1,646,235
$ 1,000,000    Puerto Rico Commonwealth GO, 6.00%, 07/01/05 .....................................    $ 1,096,210
               Puerto Rico Municipal Finance Agency,
    300,000     Series A, 5.875%, 07/01/06 ......................................................        317,130
    300,000     Series A, FSA Insured, 5.60%, 07/01/05 ..........................................        321,192
               Suffolk County IDA, Civic Facilities Revenue,
    100,000     Dowling College Facilities, 6.10%, 06/01/03 .....................................        105,721
    180,000     Dowling College Facilities, 6.20%, 06/01/04 .....................................        191,367
    500,000    Suffolk County Water Authority, Refunding, Waterworks Revenue, 5.10%, 06/01/05 ...        513,895
    350,000    United Nations Development Corp. Revenue, Refunding, Series A, 5.70%, 07/01/02 ...        373,619
                                                                                                      -----------
               Total Long Term Investments (Cost $37,923,095)....................................     40,323,393
                                                                                                      -----------
              aShort Term Investments  4.4%
               New York City Municipal Water Financing Authority, Water and Sewer Systems Revenue,
  1,400,000     Refunding, Series C, FGIC Insured, Daily VRDN and Put, 5.90%, 06/15/24 ..........      1,400,000
    500,000     Refunding, Series G, FGIC Insured, Daily VRDN and Put, 5.90%, 06/15/23 ..........        500,000
                                                                                                      -----------
                  Total Short Term Investments (Cost $1,900,000).................................      1,900,000
                                                                                                      -----------
                    Total Investments (Cost $39,823,095)  97.7%..................................     42,223,393
                    Other Assets and Liabilities, Net  2.3%......................................      1,005,679
                                                                                                      -----------
                    Net Assets  100.0%...........................................................    $43,229,072
                                                                                                      ===========


               At December 31, 1995,  the net unrealized  appreciation  based on the cost of investments for income tax purposes of $39,823,095 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was an
                  excess of value over tax cost..................................................    $ 2,400,298
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value....................................................             --
                                                                                                      -----------
               Net unrealized appreciation.......................................................    $ 2,400,298
                                                                                                      ===========


PORTFOLIO ABBREVIATIONS:
COP  - Certificate of Participation
FGIC - Federal Guaranty Insurance Co.
FHA  - Federal Housing Authority/Agency
FSA  - Financial Security Assistance
GO   - General Obligation
IDA  - Industrial Development Authority/Agency
IDAR - Industrial Development Authority/Agency Revenue
USTA - United States Tennis Association





aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an  unconditional  right of demand to receive payment of the principal  balance plus accrued interest upon short notice prior to specified  dates.  The interest rate may change on specified  dates in  relationship  with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

                             The accompanying notes are an integral part of these financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
December 31, 1995

                                                                  Franklin New York   Franklin New York      Franklin New York
                                                                     Tax-Exempt       Insured Tax-Free       Intermediate-Term
                                                                     Money Fund         Income Fund         Tax-Free Income Fund
                                                                    ------------        ------------            ------------

Assets:
 Investments in securities:
  At identified cost...................................             $60,674,615         $238,052,122             $39,823,095
                                                                     ==========           ==========              ==========
  At value.............................................              60,674,615          254,100,128              42,223,393
 Cash..................................................                  30,413              506,888                 167,379
 Receivables:
  Interest.............................................                 463,024            4,634,105                 899,928
  Investment securities sold...........................                      --               15,000                      --
  Capital shares sold..................................                 262,592              146,889                   9,784
 Unamortized organization costs (Note 2)...............                      --                  690                      --
                                                                     ----------           ----------              ----------
     Total assets......................................              61,430,644          259,403,700              43,300,484
                                                                     ----------           ----------              ----------
Liabilities:
 Payables:
  Investment securities purchased......................                 302,505            2,038,469                      --
  Distributions payable to shareholders................                   5,870              268,840                  51,942
  Capital shares repurchased...........................                      --                1,050                      --
  Distribution fees....................................                      --               34,468                   7,074
  Shareholder servicing costs..........................                   6,084                5,656                   1,050
  Management fees......................................                  24,657              148,365                   2,758
 Accrued expenses and other liabilities................                  12,850               39,864                   8,588
                                                                     ----------           ----------              ----------
     Total liabilities.................................                 351,966            2,536,712                  71,412
                                                                     ----------           ----------              ----------
Net assets, at value...................................             $61,078,678         $256,866,988             $43,229,072
                                                                     ==========           ==========              ==========
Net assets consist of:
 Undistributed net investment income...................                     $--            $ 233,712               $ 174,656
 Net unrealized appreciation on investments............                      --           16,048,006               2,400,298
 Net realized loss.....................................                      --           (3,825,549)             (2,797,641)
 Class I capital shares................................              61,078,678          243,736,735              43,451,759
 Class II capital shares...............................                      --              674,084                      --
                                                                     ----------           ----------              ----------
Net assets, at value...................................             $61,078,678         $256,866,988             $43,229,072
                                                                     ==========           ==========              ==========
Class I shares:
 Net assets, at value..................................             $61,078,678         $256,171,416             $43,229,072
                                                                     ==========           ==========              ==========
 Shares outstanding....................................              61,078,678           22,454,811               4,155,718
                                                                     ==========           ==========              ==========
 Net asset value per share*............................                  $ 1.00              $ 11.41                 $ 10.40
                                                                     ==========           ==========              ==========
 Maximum offering price per share (100/100, 100/95.75,
  100/97.75 of net asset value per share, respectively)                  $ 1.00              $ 11.92                 $ 10.64
                                                                     ==========           ==========              ==========
Class II shares:
 Net assets, at value..................................                     $--            $ 695,572                     $--
                                                                     ==========           ==========              ==========
 Shares outstanding....................................                      --               60,671                      --
                                                                     ==========           ==========              ==========
 Net asset value per share*............................                     $--              $ 11.46                     $--
                                                                     ==========           ==========              ==========
 Maximum offering price per share (100/99 of
  net asset value per share)...........................                     $--              $ 11.58                     $--
                                                                     ==========           ==========              ==========


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                             The accompanying notes are an integral part of these financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST  Financial Statements (cont.)

Statements of Operations
for the year ended December 31, 1995

                                                                  Franklin New York   Franklin New York      Franklin New York
                                                                     Tax-Exempt       Insured Tax-Free       Intermediate-Term
                                                                     Money Fund         Income Fund         Tax-Free Income Fund
                                                                    ------------        ------------            ------------
Investment income:
 Interest (Note 1).....................................              $2,253,478          $14,648,072              $2,291,285
                                                                     ----------           ----------              ----------
Expenses:
 Management fees (Note 6)..............................                 385,243            1,347,087                 247,415
 Distribution fees Class I (Note 6)....................                      --              184,647                  35,980
 Distribution fees Class II (Note 6)...................                      --                1,362                      --
 Shareholder servicing costs (Note 6)..................                  73,677               51,477                  10,283
 Professional fees.....................................                   6,484               26,544                   4,114
 Trustees' fees and expenses...........................                   1,427                5,522                     728
 Reports to shareholders...............................                  44,260               36,949                   7,896
 Registration and filing fees..........................                   6,251               18,995                   6,565
 Custodian fees........................................                   5,483               19,600                   4,022
 Other.................................................                   3,784               51,656                   7,117
 Expenses waived by Manager (Note 6)...................                (157,718)            (161,997)               (195,466)
                                                                     ----------           ----------              ----------
       Total expenses..................................                 368,891            1,581,842                 128,654
                                                                     ----------           ----------              ----------
       Net investment income...........................               1,884,587           13,066,230               2,162,631
                                                                     ----------           ----------              ----------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)..............................                      --           (1,681,960)                 13,479
 Net unrealized appreciation during the year...........                      --           29,401,034               2,971,907
                                                                     ----------           ----------              ----------
Net realized and unrealized gain on investments........                      --           27,719,074               2,985,386
                                                                     ----------           ----------              ----------
Net increase in net assets
 resulting from operations.............................              $1,884,587          $40,785,304              $5,148,017
                                                                     ==========           ==========              ==========


                             The accompanying notes are an integral part of these financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended December 31, 1995 and 1994

                                                                                            Franklin New York
                                   Franklin New York       Franklin New York Insured        Intermediate-Term
                                 Tax-Exempt Money Fund       Tax-Free Income Fund         Tax-Free Income Fund
                                   -----------------          -------------------           -----------------
                                  1995          1994          1995           1994          1995         1994
                                --------      --------      ---------      ---------     --------     --------
Increase (decrease) in
net assets:
 Operations:
  Net investment income.....  $ 1,884,587  $ 1,250,396   $ 13,066,230   $ 13,500,814   $ 2,162,631   $ 2,059,002
  Net realized gain (loss)
   from security transactions          --           --     (1,681,960)    (2,000,409)       13,479    (2,703,012)
  Net unrealized appreciation
   (depreciation) on
   investments...............          --           --     29,401,034    (33,236,184)    2,971,907    (1,406,329)
                                 --------     --------      ---------      ---------      --------      --------
     Net increase (decrease)
      in net assets resulting
      from operations........   1,884,587    1,250,396     40,785,304    (21,735,779)    5,148,017    (2,050,339)
Distributions to
 shareholders from:
  Undistributed net
   investment income:
Class I......................  (1,884,587)  (1,250,396)   (13,009,932)   (13,359,615)   (2,115,155)   (1,950,786)
Class II.....................          --           --         (9,004)            --            --            --
Increase (decrease) in
 net assets from capital share
 transactions (Note 3).......  (3,756,270)  14,517,973      4,039,676     (3,490,386)    5,030,289     8,005,349
                                 --------     --------      ---------      ---------      --------      --------
     Net increase (decrease)
      in net assets..........  (3,756,270)  14,517,973     31,806,044    (38,585,780)    8,063,151     4,004,224
Net assets:
 Beginning of year...........  64,834,948   50,316,975    225,060,944    263,646,724    35,165,921    31,161,697
                                 --------     --------      ---------      ---------      --------      --------
 End of year................. $61,078,678  $64,834,948   $256,866,988   $225,060,944   $43,229,072   $35,165,921
                                 ========     ========      =========      =========      ========      ========
Undistributed net investment
 income included in net assets:
  Beginning of year..........         $--          $--      $ 186,418       $ 45,219     $ 127,180      $ 18,964
                                 ========     ========      =========      =========      ========      ========
  End of year................         $--          $--      $ 233,712      $ 186,418     $ 174,656     $ 127,180
                                 ========     ========      =========      =========      ========      ========



                             The accompanying notes are an integral part of these financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940, as amended. The Trust currently has three separate non-diversified funds (the Funds), consisting of the Franklin New York Tax-Exempt Money Fund (the Money Fund), Franklin New York Insured Tax-Free Income Fund (the Insured Fund), and Franklin New York Intermediate-Term Tax-Free Income Fund (the Intermediate-Term Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Insured Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The  securities  in  the  Money  Fund  are  valued  at  amortized  cost,   which
approximates value. The Money Fund must maintain a dollar weighted average maturity of 90 days or less and only purchase instruments having remaining maturities of 397 days or less. If the Money Fund's portfolio has a remaining weighted average maturity of greater than 90 days, the portfolio will be stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, within the range of the most recent quoted bid and asked prices. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share as computed for the purpose of sales and redemptions at $1.00.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put". In determining the weighted average maturity of the Fund's portfolio, municipal bonds and notes as to which the Fund holds a put are deemed to mature on the first day on which the put may be exercisable.

c. Variable Rate Demand Notes:

The Funds have invested in certain variable interest rate demand notes with maturities greater than 397 days but which are redeemable at specified intervals upon demand. The maturity of these instruments for the purposes of calculating the Fund's weighted average maturity is considered to be the lesser of the period until the interest rate is adjusted or until the principal can be recovered by demand.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve them from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

e. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

f. Investment Income, Expenses and Distributions:

For the Insured Fund and the Intermediate-Term Fund, distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code. The Funds normally declare dividends from its net investment income daily and distributes monthly. Daily allocations of net investment  income  will  commence  on  the  day  following  the  receipt  of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in
additional   shares  of  the  Funds,  or  paid  in  cash  as  requested  by  the shareholders.

For the Insured Fund, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

For the Money Fund, net investment income includes income, calculated on an accrual basis, amortization of original issue and market discount or premium, if any, and estimated expenses which are accrued daily. The total available for distributions is computed daily and includes the net investment income, plus or minus any gains or losses on security transactions and changes in unrealized portfolio appreciation or depreciation, if any. Distributions are normally declared for each day the New York Stock Exchange is open for business, equal to the total available for distributions (as defined above), and are payable to shareholders of record as of the close of business the preceding day. Such distributions are automatically reinvested daily in additional shares of the Fund at net asset value.

Net realized capital gains and losses differ for financial statement and tax purposes due to differing treatment of wash sale transactions.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

i. Insurance:

Each long-term municipal security in the Insured Fund is insured as to the scheduled payments of interest and principal by either a mutual fund Portfolio Insurance Policy, a Secondary Market Insurance Policy, a New Issue Insurance Policy or collateral guaranteed by an agency of the U.S. government. The providers of secondary market and new issue insurance are rated "AAA" by Standard & Poor's.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Insurance: (cont.)

Premiums for a mutual fund Portfolio Insurance Policy or a Secondary Market Insurance Policy are paid from the Insured Fund's assets. Premiums for a mutual fund Portfolio Insurance Policy (effective only so long as the Fund is in existence, Financial Guaranty (the insurer) remains in business and the municipal security insured under the policy continues to be held by the Fund) will reduce the current income of the portfolio by the amount thereof. Premiums paid by the Fund for a Secondary Market Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are added to the cost basis of the municipal security insured and are not considered an expense of the Fund. Premiums for a New Issue Insurance Policy (effective so long as the security so insured is outstanding and the insurer remains in business) are paid in advance by the insured security issuer or by another third party prior to acquisition of the security by the Fund and are not considered an expense of the Fund.


2. ORGANIZATION COSTS

The organization costs of the Insured Fund are amortized on a straight-line basis over a period of five years from May 1, 1991 (the effective date of registration under the Securities Act of 1933). In the event Franklin Resources, Inc. (Resources), which was the sole shareholder prior to May 1, 1991, redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Insured Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. TRUST SHARES

At December 31, 1995, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in the Funds' shares for the years ended December 31, 1995 and 1994 were as follows:

                                               Money Fund             Insured Fund           Intermediate-Term Fund
                                                ---------           -----------------           ----------------
                                                 Amount          Shares       Amount          Shares       Amount
                                                ---------       -------      ---------       -------     --------
Class I Shares:
1995
 Shares sold...............................    $38,511,869     2,256,592    $24,793,142      993,058    $10,069,933
 Shares issued in reinvestment
  of distributions.........................      1,884,485       660,709      7,245,577      126,128      1,274,728
 Shares redeemed...........................    (44,385,761)   (2,369,254)   (25,935,194)    (511,144)    (5,158,974)
 Changes from exercise of
  exchange privilege:
   Shares sold.............................     12,535,959       410,256      4,450,437      181,552      1,822,867
   Shares redeemed.........................    (12,302,822)     (659,722)    (7,188,370)    (295,195)    (2,978,265)
                                                 ---------       -------      ---------     -------       --------
     Net increase(decrease)................   $ (3,756,270)      298,581    $ 3,365,592      494,399    $ 5,030,289
                                                 =========       =======      =========     =======       ========



3. TRUST SHARES (cont.)

                                                Money Fund            Insured Fund           Intermediate-Term Fund
                                                 ---------          -----------------           ----------------
                                                  Amount         Shares       Amount          Shares       Amount
                                                 ---------       -------      ---------       -------     --------
1994
 Shares sold...............................    $38,939,892     3,127,880    $34,361,316     1,267,735    $13,094,484
 Shares issued in reinvestment
 of distributions..........................      1,251,287       647,592      6,924,569       116,416      1,170,687
 Shares redeemed...........................    (45,837,955)   (3,750,439)   (39,940,981)     (778,367)    (7,709,591)
 Changes from exercise of exchange privilege:
   Shares sold.............................     41,909,526       884,949      9,428,345       792,323      8,057,615
   Shares redeemed.........................    (21,744,777)   (1,325,530)   (14,263,635)     (653,877)    (6,607,846)
                                                 ---------       -------      ---------       -------       --------
      Net increase (decrease)..............    $14,517,973      (415,548)  $ (3,490,386)      744,230    $ 8,005,349
                                                 =========       =======      =========       =======       ========


                                                        Insured Fund
                                                     ------------------
                                                     Shares       Amount
                                                    --------     --------
Class II Shares:
1995*
 Shares sold...............................          60,638     $673,641
 Shares issued in reinvestment
  of distributions.........................             394        4,433
 Shares redeemed...........................             (90)        (992)
 Changes from exercise of exchange privilege:
  Shares sold..............................               0            0
  Shares redeemed..........................            (271)      (2,998)
                                                   --------     --------
     Net increase..........................          60,671     $674,084
                                                   ========     ========

*For the period May 1, 1995 to December 31, 1995.


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At December 31, 1995, for tax purposes, the Funds had capital loss carryovers as follows:

                                                                                                Intermediate-
                                                                                Insured Fund     Term Fund
                                                                                  --------        -------
               Capital loss carryovers expiring in:
                1999.................................................              $ 5,995            $--
                2000.................................................               64,646             --
                2001.................................................               70,510         94,629
                2002.................................................            2,001,159      2,703,012
                2003.................................................            1,681,960             --
                                                                                  --------        -------
                                                                                $3,824,270     $2,797,641
                                                                                  ========        =======

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at December 31, 1995 by $1,279 in the Insured Fund.


5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended December 31, 1995 were as follows:

                                                                                      Intermediate-
                                                       Money Fund     Insured Fund      Term Fund
                                                         -------        --------        --------
               Purchases............................          --     $61,377,494     $12,505,991
                                                         =======        ========        ========
               Sales................................          --     $55,181,539     $ 9,436,917
                                                         =======        ========        ========

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets on the last day of the month of the Insured Fund and the Intermediate-Term Fund and computed daily on the net assets of the Money Fund as follows:

       Annualized Fee Rate   Net Assets
       -------------         ---------------------------------------------------
       5/8 of 1%             First $100 million
       1/2 of 1%             Over $100 million, up to and including $250 million
       45/100 of 1%          In excess of $250 million

The terms of the management agreement provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Fund's shares are registered. The Funds' expenses did not exceed these limitations; however, for the year ended December 31, 1995, Advisers agreed in advance to waive a portion of the management fees as follows:

                                                                   Intermediate-
                                  Money Fund      Insured Fund       Term Fund
                                    -------         --------         --------
                                   $157,718         $161,997         $195,466
                                    =======         ========         ========

In its capacity as underwriter for the shares of the Insured Fund and the Intermediate-Term Fund, Franklin/Templeton Distributors, Inc., (Distributors) received commissions on sales of the Funds' shares. Commissions are deducted from the gross proceeds received from the sale of the Funds' shares, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the year ended December 31, 1995 were as follows:

                                                                                      Intermediate-
                                                                       Insured Fund     Term Fund
                                                                         --------        -------
               Class I
                Total commissions received...........................     $864,400        $137,315
                                                                          ========         =======
                Paid to other dealers................................     $816,436        $123,156
                                                                          ========         =======
               Class II
                Total commissions received...........................      $ 6,688
                                                                          ========
                Paid to other dealers................................     $ 13,376
                                                                          ========


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994 for Class I shares and which became effective for Class II shares on May 1, 1995, the Insured Fund reimburses Distributors in an amount up to a maximum of 0.10% per annum for Class I and 0.65% per annum for Class II of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Fund's shares. The plan does not permit nor require payments of excess costs after plan termination. Fees incurred by the classes under the agreement aggregated $186,009 for the year ended December 31, 1995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Intermediate-Term Fund reimburses Distributors in an amount up to 0.10% per annum of the Fund's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. The plan does not permit nor require payments of excess costs after plan termination. Fees incurred by the Intermediate-Term Fund under the agreement aggregated $35,980 for the year ended December 31, 1995.

Under the terms of a shareholder services agreement with Franklin Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred for the year ended December 31, 1995 aggregated $135,437, of which $129,159 was paid to Investor Services.

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Resources.


7. CREDIT RISK

Although each of the Funds has a diversified investment portfolio, all of its investments are in the securities of issuers in the state of New York, Guam and Puerto Rico. Such concentration may subject the Funds more significantly to economic changes occurring within those areas.


8. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period, by Fund, are as follows:

                  Per Share Operating Performance                                 Ratios/Supplemental Data
           --------------------------------------------                           -------------------------
                                                                                                   Ratio of    Ratio of Net
          Net Asset             Net Realized   Total   Distributions Net Asset        Net Assets   Expenses     Investment
 Period   Value at       Net    & Unrealized   From      From Net    Value at          at End     to Average     Income    Portfolio
 Ended    Beginning  Investment  Gain (Loss) Investment Investment    End of  Total   of Period   Net Assets    to Average  Turnover
Dec. 31,  of Period    Income  on Securities Operations   Income      Period  Return+ (in 000's) (See Note 6)++ Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
Money Fund
1991       $ 1.00      $.036       $ --       $ .036     $(.036)     $ 1.00    3.63%   $ 70,503      .69%         3.52%        --%
1992         1.00       .021         --         .021      (.021)       1.00    2.10      54,122      .65          2.12         --
1993         1.00       .017         --         .017      (.017)       1.00    1.67      50,317      .63          1.68         --
1994         1.00       .021         --         .021      (.021)       1.00    2.11      64,835      .60          2.12         --
1995         1.00       .031         --         .031      (.031)       1.00    3.11      61,079      .60          3.06         --


8. FINANCIAL HIGHLIGHTS (cont.)

                  Per Share Operating Performance                                 Ratios/Supplemental Data
           --------------------------------------------                           -------------------------
                                                                                                   Ratio of    Ratio of Net
          Net Asset             Net Realized   Total   Distributions Net Asset        Net Assets   Expenses     Investment
 Period   Value at       Net    & Unrealized   From      From Net    Value at          at End     to Average     Income    Portfolio
 Ended    Beginning  Investment  Gain (Loss) Investment Investment    End of  Total   of Period   Net Assets    to Average  Turnover
Dec. 31,  of Period    Income  on Securities Operations   Income      Period  Return+ (in 000's) (See Note 6)++ Net Assets    Rate
------------------------------------------------------------------------------------------------------------------------------------
Insured Fund
Class I Shares:
19911      $10.00      $.247     $ .433       $ .680     $(.220)     $10.46    6.75%   $ 37,904      .12%*        5.695*    21.12%
1992        10.46       .620       .369         .989      (.649)      10.80    9.49     149,054      .33          5.80       3.39
1993        10.80       .600       .880        1.480      (.600)      11.68   13.79     263,647      .50          5.28       5.38
1994        11.68       .590     (1.525)       (.935)     (.585)      10.16   (8.19)    225,061      .56          5.48      25.66
1995        10.16       .590      1.248        1.838      (.588)      11.41   18.46     256,171      .65          5.38      22.99
Class II Shares:
19953       10.85       .357       .596         .953      (.343)      11.46    8.92         696     1.234*        4.744*    22.99
Intermediate-Term Fund
19922       10.00       .090       .135         .225      (.015)      10.21    2.25       3,459       --          4.41*     20.80
1993        10.21       .480       .536        1.016      (.546)      10.68   10.18      31,162       --          4.96      30.95
1994        10.68       .550     (1.104)       (.554)     (.526)       9.60   (5.42)     35,166      .05          5.57     188.38
1995         9.60       .550       .795        1.345      (.545)      10.40   14.31      43,229      .33          5.51      24.68

*Annualized
1For the period May 1, 1991 (effective date) to December 31, 1991.
2For the period September 21, 1992 (effective date) to December 31, 1992.
3For the period May 1, 1995 (effective date) to December 31, 1995.
4Ratio has been calculated using daily average net assets during the period. +Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price for the Insured Fund. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares of the Insured Fund, as discussed in Note 6, the sales charge on reinvested dividends was eliminated.
++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Funds. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                  Ratio of Expenses to
                   Average Net Assets
                  --------------------
Money Fund:
  1991..............     .84%
  1992..............     .89
  1993..............     .97
  1994..............     .93
  1995..............     .85



                  Ratio of Expenses to
                   Average Net Assets
                  --------------------
Insured Income Fund:
Class I:
  19911.............     .84%*
  1992..............     .74
  1993..............     .65
  1994..............     .71
  1995..............     .73
Class II:
  19953.............    1.304*



                  Ratio of Expenses to
                   Average Net Assets
                  --------------------
Intermediate-Term
Income Fund:
  19922.............    1.76%*
  1993..............     .73
  1994..............     .80
  1995..............     .83


During this fiscal year, each Fund paid distributions from undistributed net investment income in the amounts shown in the Statement of Changes in Net Assets. Each Fund hereby designates the total amount of these distributions as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code.



FRANKLIN NEW YORK TAX-FREE TRUST

Report of Independent Auditors


To the Shareholders and Board of Trustees of Franklin New York Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of the various funds comprising the Franklin New York Tax-Free Trust, including each Fund's statement of investments in securities and net assets, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin New York Tax-Free Trust as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in thereon, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

San Francisco, California
January 31, 1996




Franklin New York Tax-Free Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This bar chart shows the comparison between the Franklin New York Tax-Exempt Money Fund's seven-day annualized yield of 3.79%, the equivalent taxable yield for New York state residents of 6.79%, and the equivalent taxable yield for New York City residents of 7.14%.


GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the Franklin New York Insured Tax-Free Income Fund's distribution rate of 4.93%, the equivalent taxable distribution rate for New York state residents of 8.84%, and the equivalent taxable distribution rate for New York City resdients of 9.28%, for Class I shares.


GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin New York Insured Tax-Free Income Fund to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/91 to 12/31/95, for Class I shares.

Period Ending  NY Insured TF CPI                   LB Muni.
5/1/91                  $9,579                $10,000               $10,000
5/31/91                 $9,588                $10,030               $10,089
6/30/91                 $9,559                $10,059.09            $10,078.91
7/31/91                 $9,722                $10,074.18            $10,201.87
8/31/91                 $9,866                $10,103.39            $10,336.54
9/30/91                 $9,976                $10,147.85            $10,470.91
10/31/91                $10,058               $10,163.07            $10,565.15
11/30/91                $10,043               $10,192.54            $10,594.73
12/31/91                $10,234               $10,199.68            $10,822.52
1/31/92                 $10,307               $10,214.97            $10,847.41
2/29/92                 $10,322               $10,251.75            $10,850.67
3/31/92                 $10,347               $10,304.03            $10,855.01
4/30/92                 $10,438               $10,318.46            $10,951.62
5/31/92                 $10,590               $10,332.9             $11,080.85
6/30/92                 $10,743               $10,370.1             $11,267
7/31/92                 $11,149               $10,391.88            $11,605.01
8/31/92                 $10,968               $10,420.98            $11,491.28
9/30/92                 $10,981               $10,450.16            $11,565.98
10/31/92                $10,768               $10,486.73            $11,452.63
11/30/92                $11,058               $10,501.41            $11,657.63
12/31/92                $11,215               $10,494.06            $11,776.54
1/31/93                 $11,362               $10,545.48            $11,913.15
2/28/93                 $11,698               $10,582.39            $12,344.41
3/31/93                 $11,700               $10,619.43            $12,213.55
4/30/93                 $11,787               $10,649.16            $12,336.91
5/31/93                 $11,828               $10,664.07            $12,406
6/30/93                 $12,029               $10,679               $12,613.18
7/31/93                 $12,060               $10,679               $12,629.58
8/31/93                 $12,284               $10,708.9             $12,892.27
9/30/93                 $12,531               $10,731.39            $13,039.24
10/31/93                $12,583               $10,775.39            $13,064.02
11/30/93                $12,496               $10,782.93            $12,949.05
12/31/93                $12,789               $10,782.93            $13,222.28
1/31/94                 $12,920               $10,812.05            $13,373.01
2/28/94                 $12,533               $10,848.81            $13,026.65
3/31/94                 $11,912               $10,885.7             $12,496.47
4/30/94                 $12,011               $10,900.94            $12,602.69
5/31/94                 $12,155               $10,908.57            $12,712.33
6/30/94                 $12,007               $10,945.65            $12,634.79
7/31/94                 $12,254               $10,975.21            $12,866
8/31/94                 $12,264               $11,019.11            $12,911.03
9/30/94                 $12,036               $11,048.86            $12,721.24
10/31/94                $11,737               $11,056.59            $12,494.8
11/30/94                $11,382               $11,070.97            $12,268.65
12/31/94                $11,750               $11,070.97            $12,538.56
1/31/95                 $12,189               $11,115.25            $12,897.16
2/28/95                 $12,618               $11,159.71            $13,272.47
3/31/95                 $12,769               $11,196.54            $13,425.1
4/30/95                 $12,778               $11,233.49            $13,441.21
5/31/95                 $13,178               $11,255.62            $13,869.99
6/30/95                 $13,046               $11,278.13            $13,749.32
7/31/95                 $13,105               $11,278.13            $13,879.93
8/31/95                 $13,248               $11,307.45            $14,056.21
9/30/95                 $13,318               $11,330.07            $14,144.76
10/30/95                $13,558               $11,367.46            $14,349.86
11/30/95                $13,775               $11,359.5             $14,588.07
12/31/95                $13,920               $11,352               $14,728


GRAPHIC MATERIAL (4)

This bar chart shows the comparison between the Franklin New York Insured Tax-Ree Income Fund's distribution rate of 4.46%, the equivalent taxable distribution rate for New York state residents of 7.99%, and the equivalent taxable distribution rate for New York City resdients of 8.40%, for Class II shares.


GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin New York Insured Tax-Free Income Fund to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/95 to 12/31/95, for Class II shares.

Period Ending  NY Insured TF CPI                   LB Muni.
5/1/95                  $9,900                $10,000               $10,000
5/31/95                 $10,212               $10,020               $10,319
6/30/95                 $10,114               $10,040               $10,229.22
7/31/95                 $10,162               $10,040               $10,326.4
8/31/95                 $10,277               $10,066               $10,457.55
9/30/95                 $10,326               $10,086               $10,523.43
10/30/95                $10,505               $10,119               $10,676.02
11/30/95                $10,676               $10,112               $10,853.24
12/31/95                $10,674               $10,105               $10,957


GRAPHIC MATERIAL (6)

This chart shows in pie chart format the Franklin New York Intermediate-Term Tax-Free Income Fund's quality breakdown as a percentage of the fund's total investments.

Quality Breakdown on 12/31/95
AAA                          16.2%
A                            14.6%
BBB                          69.2%


GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the Franklin New York
Intermediate-Term Tax-Free Income Fund's distribution rate of 5.19%, the equivalent taxable distribution rate for New York state residents of 9.30%, and the equivalent taxable distribution rate for New York City resdients of 9.77%.


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin New York Intermediate-Term Tax-Free Income Fund to that of the Lehman Brothers 10-Year Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 10/1/92 to 12/31/95.

Period Ending  NY Insured TF CPI                   LB Muni.
10/1/92                 $9,775                $10,000               $10,000
10/31/92                $9,756                $10,035               $9,898
11/30/92                $9,883                $10,049.049           $10,079.1
12/31/92                $9,971                $10,042.0147          $10,196.1
1/31/93                 $10,045               $10,091.2205          $10,368.4
2/28/93                 $10,306               $10,126.5398          $10,747.8
3/31/93                 $10,302               $10,161.9827          $10,590.9
4/30/93                 $10,367               $10,190.4363          $10,691.5
5/31/93                 $10,403               $10,204.7029          $10,729
6/30/93                 $10,479               $10,218.9894          $10,940.3
7/31/93                 $10,495               $10,218.9894          $10,967.7
8/31/93                 $10,673               $10,247.6026          $11,194.7
9/30/93                 $10,790               $10,269.1226          $11,332.4
10/31/93                $10,834               $10,311.226           $11,350.5
11/30/93                $10,685               $10,318.4438          $11,257.5
12/31/93                $10,986               $10,318.4438          $11,497.2
1/31/94                 $11,125               $10,346.3036          $11,638.7
2/28/94                 $10,891               $10,381.4811          $11,319.8
3/31/94                 $10,448               $10,416.7781          $10,887.3
4/30/94                 $10,546               $10,431.3616          $11,007.1
5/31/94                 $10,655               $10,438.6636          $11,095.2
6/30/94                 $10,637               $10,474.155           $11,047.5
7/31/94                 $10,811               $10,502.4352          $11,233
8/31/94                 $10,847               $10,544.445           $11,276.9
9/30/94                 $10,649               $10,572.915           $11,124.6
10/31/94                $10,417               $10,580.316           $10,962.2
11/30/94                $10,217               $10,594.0704          $10,755
12/31/94                $10,405               $10,594.0704          $10,948.6
1/31/95                 $10,583               $10,636.4467          $11,232.2
2/28/95                 $10,871               $10,678.9925          $11,550
3/31/95                 $10,941               $10,714.2332          $11,706
4/30/95                 $10,958               $10,749.5901          $11,720
5/31/95                 $11,274               $10,770.7668          $12,091.5
6/30/95                 $11,203               $10,792.3084          $12,016.6
7/31/95                 $11,332               $10,792.3084          $12,193.2
8/31/95                 $11,496               $10,820.3684          $12,359
9/30/95                 $11,536               $10,842.0091          $12,438.1
10/30/95                $11,701               $10,877.7877          $12,581.2
11/30/95                $11,833               $10,870.1733          $12,749.8
12/31/95                $11,897               $10,863               $12,828